SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2007

Alcan Inc.
 (Exact name of Registrant as specified in its charter)

Canada
(State or other jurisdiction of incorporation)

1-3677	Inapplicable
Commission File Number	(I.R.S. Employer Identification No.)

1188 Sherbrooke Street West, Montreal, Quebec, Canada H3A 3G2 (Address of principal executive offices, including postal code)

(514) 848-8000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Paragraph (b): On 15 February 2007, Mr. Gwyn Morgan, currently Director of Alcan Inc. ("Company") has advised the Company that he will not be standing for re-election at the Annual Meeting of Shareholders ("Meeting") for personal reasons.

In addition, Mr. Guy Saint-Pierre, currently Director of the Company, will also not be standing for re-election at the Meeting since he has reached retirement age.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCAN INC.

BY:	/s/ Roy Millington
Roy Millington
Corporate Secretary

Date: February 21, 2007